Exhibit 99.2

ARCHROCK, INC. November 10, 2026 Acquisition of HiVolt Energy Holdings, LLC

ARCHROCK, INC. (NYSE:AROC) 2 Forward - Looking Statements All statements in this presentation (and oral statements made regarding the subjects of this presentation) other than histori cal facts are forward - looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. These forward - looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and factors that could cause actual results to differ m ate rially from such statements, many of which are outside the control of Archrock. Forward - looking statements can be identified by words such as: “anticipate,” “intend, ” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “pro forma,” “expect,” “strategy,” “future,” “likely,” “may,” “opportunity,” “should,” “will” and simi lar references to future periods. Forward - looking information includes, but is not limited to statements regarding the expected benefits of the proposed transaction, including it s expected accretion and the expected impact on Archrock, Inc.'s (“Archrock”) EBITDA, leverage ratio, earnings per share, dividend growth and dividend coverage; th e a nticipated completion of the proposed transaction and the timing thereof , plans and objectives of management for future operations; structural and process improvement initiatives; the size of the total addressable market; the size of the business and growth pipeline; the expected timing thereof; Archrock's ability t o s uccessfully effect those initiatives and the expected results therefrom; and statements regarding Archrock's dividend policy. While Archrock believes that the assumptions concerning future events are reasonable, it cautions that there are inherent dif fic ulties in predicting certain important factors that could impact the future performance or results of its business. The factors that could cause results to differ m ate rially from those indicated by such forward - looking statements include, but are not limited to: the failure to complete the proposed transaction or to realize the a nticipated accretion, earnings per share growth, dividend growth and coverage, potential synergies and other anticipated strategic benefits of the transaction within the expected time frames or at all; the possible diversion of management time on transaction - related issues; the risk that the requisite approvals to complete the trans action will not be obtained; changes in customer, employee or supplier relationships of Archrock or HiVolt Energy Holdings, LLC (“HiVolt”); local, regional and na tio nal economic and financial market conditions and the impact they may have on Archrock, HiVolt and their respective customers; future regulatory conditions, inc lud ing changes in tax laws and regulation of power generation, distribution and data centers; conditions in the oil and gas industry, including a sustained dec rease in the level of supply or demand for oil or natural gas or a sustained decrease in the price of oil or natural gas; changes in the availability and price for ele ctric power; changes in future demand for micro - grid power and on - site data center power; changes in economic conditions in key operating markets; the financial condition of Archrock's or HiVolt's customers; the failure of any customer of Archrock or HiVolt to perform its contractual obligations; changes in safety, healt h, environmental and other regulations; estimated transaction and integration costs associated with the proposed transaction; the retention of certain key employees of HiVolt; and Archrock's ability to successfully integrate the operations of HiVolt; Archrock's ability to pay dividends in the future; and risks associated with th e concentration of Archrock's and HiVolt's significant customers. These forward - looking statements are also affected by the risk factors, forward - looking statements and challenges and uncertaint ies described in Archrock's Annual Report on Form 10 - K for the year ended December 31, 2025, and those set forth from time to time in Archrock's filings with the S ecurities and Exchange Commission, which are available online at www.sec.gov and www.archrock.com. Except as required by law, Archrock expressly dis cla ims any intention or obligation to revise or update any forward - looking statements whether as a result of new information, future events or otherwise.

ARCHROCK, INC. (NYSE:AROC) 3 Non - GAAP Measures Adjusted EBITDA, a non - GAAP measure, is defined as net income (loss) excluding interest expense, income taxes, depreciation and amortization, long - lived and other asset impairment, unrealized change in fair value of investment in unconsolidated affiliate, restructuring charges, deb t e xtinguishment loss, transaction - related costs, non - cash stock - based compensation expense, amortization of capitalized implementation costs and other items. Archrock has not provided projected net income from the assets to be acquired, the most comparable financial measure calculated in accordance with GAAP, or a reconci lia tion of projected adjusted EBITDA to projected net income of the assets to be acquired. Archrock does not control the assets to be acquired or prepare the related financial statements. Archrock is unable to provide projected net income of the assets to be acquired or a reconciliation of the projected adjusted EBITDA o f the assets to be acquired to projected net income from those assets because the calculation of projected adjusted EBITDA was based on, among other things, pr ojected utilization and rate information combined with high - level, operating expense assumptions related to the assets to be acquired. As such, Archrock does not have sufficient information to project net income from the assets to be acquired, nor does Archrock have sufficient information regarding all of the reconciling items that may exist between projected adjusted EBITDA and projected net income for the assets to be acquired. Therefore, projected net income of the asse ts to be acquired and a reconciliation of projected adjusted EBITDA of the assets to projected net income from those assets are not available without unreasonable e ffo rt.

ARCHROCK, INC. (NYSE:AROC) 4 Accelerating Archrock's "Power a Cleaner America" Strategy Compression Platform Prime Power Microgrids COMBINED PLATFORM Integrated energy infrastructure • Permanent prime power infrastructure • History of year - over - year profitable growth • Long - term contracted revenue streams 1 • Vertically integrated development, ownership and operations • Experienced, proven management team • Expands addressable market into high - growth power infrastructure • Unlocks cross - selling across a shared customer base • Accelerates contracted cash flow growth • Leverages Archrock's scale and operating capabilities • Deep gas engine and electric motor expertise • Extensive operating footprint and technical capabilities • Strong free cash flow and balance sheet flexibility • Long - standing relationships across the U.S. energy industry 1 P ower purchase agreement original term is five to eight years. + =

ARCHROCK, INC. (NYSE:AROC) 5 Transaction Overview 1 To be earned and paid out in 2028, 2029, and 2030, based on commercial milestones . 2 Includes $415 million plus the portion of the earnout paid through 2028 at midpoint of 2028 expected EBITDA range . 3 See Slide 2 and 3 for important information regarding adjusted EBITDA, which is a forward - looking non - GAAP financial measure. • A pproved by the Board of Directors of Archrock • Expected to close in early 2027, subject to regulatory approval and other customary closing conditions • Following close, HiVolt will operate as a separate business segment within Archrock and continue to be led by current HiVolt CEO Josh Evans • Committed to maintaining presence in Midland, Texas, while expanding HiVolt’s footprint nationwide Closing and Operations Financial Terms • Purchase price represents a transaction multiple of approximately 6.1x 2 the midpoint of expected 2028 adjusted EBITDA 3 range, of which approximately 70% is supported by operating and contracted & awarded opportunities • Upfront cash consideration to be funded with available capacity under Archrock’s ABL facility • Expected to be immediately accretive to earnings per share and cash available for dividend per share • Pro forma leverage expected to be consistent with Archrock’s stated target range of 3.0x to 3.5x • Archrock to acquire HiVolt in an all - cash transaction with an aggregate value of up to $450 million • Purchase price includes $415 million in cash at close plus $35 million 1 of earnout incentives based on the achievement of certain commercial milestones • D ebt - free transaction Transaction Structure

HiVolt Prime Power Microgrid Infrastructure

Archrock

Vertically integrated prime power infrastructure platform that develops, owns and operates behind-the-meter microgrids under long-term power purchase agreements



HiVolt's Prime Power Infrastructure Platform
Customer Applications
Balance-of-plant assets include transformers, breakers, battery energy storage systems and controls
Fuel Gas Pipelines
Fuel Gas Interconnection
(HiVolt owns taps in most locations)
Generation
Long-term Contracts
Private Line Infrastructure
Upstream
Midstream
Future Markets
Industrial

Permanent Prime Power Infrastructure
Reliable, utility-grade power for continuous, long-term operations

Centralized Infrastructure Model
Centralized generation can serve multiple customers or sites via private line infrastructure ("PLI")

Fully Integrated Fuel and Electrical Solution
Integrates fuel gas, pipelines, generation, substations, batteries, controls and PLI

Permitted, Owned and Operated
Owns permits and manages design, construction, compliance and O&M

>80 MW	**175+ MW**	**>50 Miles**	**5-8 Years**	**~70%+**	**~65%+**	**~$70-75M**
Current contracted capacity	2028E Operating Capacity	Private Line Infrastructure	Initial Power Purchase Agreement Term	Capacity-Linked Revenue	Gross Margins	2028E Adj. EBITDA[1] **>95%** from upstream and midstream customers

[1] See Slide 2 and 3 for important information regarding adjusted EBITDA, which is a forward-looking non-GAAP financial measure.

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ARCHROCK, INC. (NYSE:AROC)

HiVolt's Prime Power Microgrid Infrastructure In Action

Archrock



Remote Control Panels
Lube Oil Tanks
Fuel Feeder Line
Generators
Supply/Spare Parts
Fuel inlet
Transformers
Inverters
Battery
Private Line Infrastructure to Customer — generally several miles away

Site Specifications

Capacity	**10 MW**
Unit model	**CAT XGC1900**
# of units	**6**
Private line infrastructure	**16.5 miles**
Battery integration	**Yes**
Commercial operation date	**February 2025**

Photo shown: Supercharger project in West Texas.

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ARCHROCK, INC. (NYSE:AROC)

Transaction Rationale


CREATING A BROADER ENERGY INFRASTRUCTURE PLATFORM
Archrock

Integrated Energy Infrastructure Portfolio combines compression and prime power microgrid capabilities across the energy value chain

Market Growth through prime power microgrids for upstream and midstream customers seeking to electrify despite grid constraints and interconnection delays

Long-Term Power Purchase Agreements with take-or-pay style, capacity-based terms support recurring cash flows and visibility into future growth

Contracted Procurement Framework with high-quality Caterpillar engines, enabling near-term deployment, with sufficient equipment on order to deliver forecasted growth for 2028

Attractive Prime Power Microgrid Growth expanding Archrock's role across oil and gas markets with upside from future industrial markets

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ARCHROCK, INC. (NYSE:AROC)

Power Purchase Agreements Support Recurring Cash Flows

Archrock

Shared Customers

Archrock
Compression services

HiVolt Energy
Behind-the-meter prime power


Compression Infrastructure
CROSS-SELL
Power Infrastructure

DEEPER CUSTOMER RELATIONSHIPS

Comparable Long-term Contracts, Customers And Attractive Returns

METRIC	HIVOLT MICROGRIDS	ARCHROCK CONTRACT COMPRESSION
Contract term	**5–8 years**	3–5 years
Unlevered IRR	**High-teens %**	Mid-teens %
Payback period	**4–5 years**	5–6 years

Selected-project economics: low-teens return floor in a zero-use case.

Take-or-Pay Style Power Purchase Agreements

CAPACITY-BASED

Predominant fee structure supports predictable cash flows.

FUEL COST ADJUSTMENTS

Adjustment removes direct commodity-price exposure.

HiVolt complements Archrock's contract compression business with comparable capital and return profiles and complementary operating capabilities.

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ARCHROCK, INC. (NYSE:AROC)

ARCHROCK, INC. (NYSE:AROC) 10 Visible Contracted Growth with Significant Upside 1 Capacity growth projections are forward - looking estimates. See Slide 2 for important information. 2 See Slide 2 and 3 for important information regarding adjusted EBITDA, which is a forward - looking non - GAAP financial measure. APPROXIMATELY 70% of 2028E EBITDA 2 is supported by operating and contracted & awarded opportunities >95 % of 2028E EBITDA 2 is from prime power opportunities with upstream and midstream customers Operating: Projects currently in operation and generating revenue. Contracted & Awarded: Contracted or verbally awarded projects. Identified Business in Development: Opportunities with identified customers and projects under discussion. Capacity Build to >175 MW By 2028E 1 61 0 0 0 55 0 0 61 177 Operating Contracted & Awarded Identified Business in Development 2028E 1

Secured Generator Supply to Support Projected Growth

Archrock

Reliability



Caterpillar Natural-Gas Reciprocating Engines

99%+	Demonstrated availability	**2.5 MW**	Primary growth platform

Standardized ~1.4–2.5 MW generator blocks provide a scalable architecture across upstream, midstream and industrial markets, with returns and capital efficiency comparable to Archrock's compression business.

Secured Supply

500+ MW

Procurement Framework Supports Multi-year Growth

Secures near-term access to high-quality Caterpillar equipment and reduces a key supply bottleneck.

Sufficient equipment on order to deliver forecasted growth for 2028

ARCHROCK ADVANTAGE

Reliability, equipment access and Archrock's Caterpillar operating expertise and training capabilities provide competitive advantage

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ARCHROCK, INC. (NYSE:AROC)

Uniquely Positioned to Benefit from U.S. Power Demand Growth

Archrock

Fully integrated microgrids serve constrained markets

HiVolt: Microgrid & Resiliency Platform | Integrated fuel and electrical infrastructure under long-term power purchase agreements | HiVOLT ENERGY

HiVolt target end markets

~5-year average interconnection wait in major markets, and up to 7 years in some markets[1,2]

PRIMARY END MARKET	**Oil & Gas Behind-the-Meter Power** Upstream And Midstream
TAM[3]	**~10–13 GW**

U.S. OIL & GAS ON-SITE POWER



Distinctive Market Position

- Meaningful scale
- Flexible load size
- Zero drilling and completion exposure
- Diverse, high-quality customer base
- Multi-site micro-grid
- Fast response time
- Broad technical capabilities

TAM: Total Addressable Market

(1) Evercore, March 2026. (2) JPMorgan, "Behind-the-Meter Distributed Power Deep Dive," September 2026. (3) Oil & gas TAM: Management estimates.

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ARCHROCK, INC. (NYSE:AROC)

ARCHROCK, INC. (NYSE:AROC) 13 Prudent Transaction Financing Free cash flow expected to fund contracted compression fleet growth and HiVolt growth while providing attractive shareholder returns. SOURCES $425M ABL facility USES $415M Cash payment at close $10M Transaction fees & expenses $425M Total uses UP TO $35M 1 Earnout Transaction expected to be debt - free 3.0x – 3.5x TARGET LEVERAGE RANGE Funding expected to remain consistent with Archrock’s stated framework Pro Forma Leverage By YE 2027 3.0x 1 To be earned and paid out in 2028, 2029, and 2030, based on commercial milestones Sources & Uses Leverage Capital Allocation

ARCHROCK, INC. (NYSE:AROC) CONTACT US Investor Relations Megan Repine, VP of Investor Relations (281) 836 - 8360 investor.relations@archrock.com www.archrock.com/aroc Corporate Headquarters 9807 Katy Freeway Suite 100 Houston, TX 77024